Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE November 2, 2010	CONTACT:	William E. Doyle, Jr. Paul M. Harbolick, Jr. (703) 814-7200
Alliance Bankshares Reports 3rd Quarter 2010 Results
Significant progress in reducing nonperforming assets;
core banking metrics show improvement.
CHANTILLY, VA — Alliance Bankshares Corporation (NASDAQ — ABVA) today reported third quarter net income of $242,000. On a year-to-date basis, the Company has earned $547,000, representing a significant improvement over the first nine months of 2009, when the Company reported a loss on continuing operations of $2.2 million. Alliance’s regulatory capital ratios remain above the levels necessary to be considered a “well capitalized” financial institution.
“Our third quarter results reflect the benefits of our continuing emphasis on reducing nonperforming assets, strengthening core earnings, and repositioning the franchise”, said William E. Doyle, Jr., President and Chief Executive Officer. While we remain cautious in our outlook for the near future due to continuing weakness in the economy, the favorable reductions in OREO and non-accruals are very positive and contribute to an overall improvement in the risk profile of our loan portfolio. Core earnings are improved through growth in low cost deposits and decreased operating costs relating to specific initiatives recently implemented. Our market and business development programs are yielding new loan opportunities with very qualified borrowers, an effort we expect to take to a higher level with the recent addition of George Cave to lead Commercial Banking. Optimizing profitability, while also investing in our future, remains the primary focus of the management team and Board of Director,” Doyle concluded.
At September 30, 2010, total assets amounted to $607.5 million or growth of $31.2 million over the December 31, 2009 level of $576.3 million. As of September 30, 2010, total loans were down $22.3 million from December 31, 2009 level of $359.4 million. Investment securities amounted to $125.7 million as of September 30, 2010 a decline of $19.3 million from the December 31, 2009 level of $145.0 million. As part of our strategic balance sheet repositioning, Alliance is tactically reducing certain types of real estate loans and the size of the investment portfolio. Our longer-term objective is to grow small business commercial loans and owner occupied commercial real estate. We believe growth in these lending market segments will help to improve our loan portfolio diversification and risk profile while adding attractive earning assets.
Net income for the third quarter of 2010 was $242,000, or an improvement of $1.2 million over the same period last year. The quarter’s results reflect the continuing impact of credit costs, OREO expenses, and fair value adjustments, as well as opportunistic gains realized from the securities portfolio. The progressive positive improvement is also reflected in net interest margin, which increased by 71 basis points to a level of 3.72% during the quarter. On a “core operating basis,” the Company’s performance during the quarter indicates measurable improvement. “Core earnings,” i.e., before expenses for taxes, provision, and OREO, fair value adjustments and gains on securities sales, was a positive $451,000 compared to a positive $20,000 in the third quarter of 2009.

Net income for the first nine months of 2010 was $547,000, compared to a loss of $1.9 million for the same period in 2009. The Company’s net interest margin improved to 3.76% for the nine month period in 2010. “Core earnings” for the first nine months of 2010 were a positive $1.6 million, compared to a negative $764,000 for the first nine months of 2009.
Non-GAAP Presentation. The Company prepares its financial statements under accounting principles generally accepted in the United States or “GAAP.” However, this press release refers to certain non-GAAP financial measures that we believe, when considered together with GAAP financial measures, provides investors with important information regarding our operational performance. An analysis of any non-GAAP financial measure should be used in conjunction with the results presented in accordance with GAAP.
Core earnings is a non-GAAP financial measure that reflects net income excluding taxes, loan loss provisions, OREO expenses, gains or losses on security transactions and fair value adjustments. These excluded items fluctuate and are difficult to predict and we believe core earnings provides the Company and investors a valuable tool to measure and evaluate the financial performance of the Company from period to period.
Cautionary Statement Regarding Forward-Looking Statements. Certain statements contained in this report that are not historical facts may constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend” or words of similar meaning. These statements are inherently uncertain; there can be no assurance that the underlying assumptions will prove to be accurate. These forward-looking statements include statements relating to the Company’s anticipated future performance, mix of assets and liabilities and effects of efforts to reposition its business. Readers should not place undue reliance on such statements, which speak only as of the date of this release. The Company does not undertake to update any forward-looking statement that may be made from time to time by it or on its behalf.
Forward-looking statements are subject to risks, assumptions and uncertainties, and could be affected by many factors. Some factors that could cause the Company’s actual results to differ materially from those anticipated in these forward-looking statements include: interest rates, general business conditions, as well as conditions within the financial markets, general economic conditions, unemployment levels, the legislative/regulatory climate, including the effect of the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010 and related regulations, regulatory compliance costs, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve, the quality/composition of the loan portfolios and the value of related collateral, the value of securities the Company holds, charge-offs on loans and the adequacy of the allowance for loan losses, loan demand, deposit flows, counterparty strength, competition, reliance on third parties for key services, the health of the real estate markets, the outcome of the Company’s repositioning initiatives, and changes in accounting principles.
More information on Alliance Bankshares Corporation can be found online at
www.alliancebankva.com, or by phoning an Alliance office.
###

ALLIANCE BANKSHARES CORPORATION
Consolidated Balance Sheets

	September 30,	December 31,	September 30,
	2010*	2009	2009*
	(Dollars in thousands)
ASSETS

Cash and due from banks	$102,526	$26,671	$72,711
Federal funds sold	14,595	2,970	35,249
Trading securities, at fair value	2,250	7,460	10,893
Investment securities available-for-sale, at fair value	125,685	145,031	127,009
Restricted stock	6,548	6,318	6,318

Loans held for sale	—	1,983	589
Loans, net of unearned discount and fees	337,087	359,380	355,500
Less: allowance for loan losses	(5,224)	(5,619)	(5,295)

Loans, net	331,863	353,761	350,205

Premises and equipment, net	1,652	2,038	2,153
Other real estate owned (OREO)	4,748	7,875	9,808
Intangible assets	—	—	2,016
Goodwill	—	—	3,569
Other assets	17,604	22,228	15,210

TOTAL ASSETS	$607,471	$576,335	$635,730

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits	$138,831	$92,846	$120,941
Savings and NOW deposits	75,451	53,617	66,177
Money market deposits	24,931	22,462	22,736
Time deposits ($0, $9,125 and $9,233 at fair value)	227,030	262,983	292,030

Total deposits	466,243	431,908	501,884

Repurchase agreements, federal funds purchased and other borrowings	39,853	47,290	32,907
Federal Home Loan Bank advances ($26,765, $25,761 and $25,908 at fair value)	51,765	50,761	50,908
Trust Preferred Capital Notes	10,310	10,310	10,310
Other liabilities	2,256	2,932	3,387
Commitments and contingent liabilities	—	—	—

TOTAL LIABILITIES	570,427	543,201	599,396

Common stock, $4 par value; 15,000,000 shares authorized; 5,106,819, 5,106,819 and 5,106,819 shares issued and outstanding at September 30, 2010, December 31, 2009 and September 30, 2009, respectively.	20,427	20,427	20,427
Capital surplus	25,857	25,835	25,724
Retained (deficit)	(12,469)	(13,016)	(10,488)
Accumulated other comprehensive income (loss), net	3,229	(112)	671

TOTAL STOCKHOLDERS’ EQUITY	37,044	33,134	36,334

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$607,471	$576,335	$635,730

*	Unaudited financial results

ALLIANCE BANKSHARES CORPORATION
Consolidated Income Statements

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010*	2009*	2010*	2009*
	(Dollars in thousands, except per share)

INTEREST INCOME:
Loans	$5,046	$5,319	$15,414	$15,781
Trading securities	40	242	177	1,345
Investment securities	1,387	1,719	4,766	4,333
Federal funds sold	18	16	40	44

Total interest income	6,491	7,296	20,397	21,503

INTEREST EXPENSE:
Savings and NOW deposits	46	101	173	355
Time deposits	1,290	2,496	4,424	7,677
Money market deposits	65	73	216	188
Repurchase agreements, federal funds purchased and other borrowings	465	516	1,429	1,652

Total interest expense	1,866	3,186	6,242	9,872

Net interest income	4,625	4,110	14,155	11,631
Provision for loan losses	378	1,421	1,328	2,695

Net interest income after provision for loan losses	4,247	2,689	12,827	8,936

OTHER INCOME:
Deposit account service charges	49	75	172	218
Net gain on sale of securities	656	507	1,715	1,370
Trading activity and fair value adjustments	(412)	(4)	(1,028)	(143)
Gain on sale of loans	—	12	—	87
Other operating income	58	47	166	94

Total other income	351	637	1,025	1,626

OTHER EXPENSES:
Salaries and employee benefits	1,800	1,704	5,350	5,141
Occupancy expense	702	606	1,975	1,762
Equipment expense	186	201	565	568
Other real estate owned expense	55	519	449	1,134
FDIC assessments	366	230	1,031	1,100
Operating expenses	1,227	1,483	3,924	4,223

Total other expenses	4,336	4,743	13,294	13,928

Income(Loss) from continuing operations before income taxes	262	(1,417)	558	(3,366)
Income tax (benefit)	20	(501)	11	(1,169)

NET INCOME (LOSS) from continuing operations	$242	$(916)	$547	$(2,197)

Income from the discontinued insurance operations	—	32	—	490
Income tax expense	—	12	—	161

NET INCOME on discontinued operations	—	20	—	329

NET INCOME (LOSS)	242	(896)	547	(1,868)

Net income (loss)from continuing operations per common share, basic	$0.05	$(0.17)	$0.11	$(0.43)

Net income (loss) from continuing operations per common share, diluted	$0.05	$(0.17)	$0.11	$(0.43)

Net income from discontinued operations per common share, basic	$—	$(0.01)	$—	$0.06

Net income from discontinued operations per common share, diluted	$—	$(0.01)	$—	$0.06

Net Income (loss) per share, basic	$0.05	$(0.18)	$0.11	$(0.37)

Net Income (loss) per share, diluted	$0.05	$(0.18)	$0.11	$(0.37)

Weighted average number of shares, basic	5,106,819	5,106,819	5,106,819	5,106,819

Weighted average number of shares, diluted	5,108,150	5,106,819	5,107,800	5,106,819

*	Unaudited financial results

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Performance Information

	September 30,	September 30,
	2010*	2009*
	(Dollars in thousands, except per share)
Performance Information:

For The Three Months Ended:
Average loans	$337,923	$357,196
Average earning assets	498,336	552,103
Average assets	543,338	600,098
Average non-interest bearing deposits	105,065	100,753
Average total deposits	405,019	468,596
Average interest-bearing liabilities	399,742	461,199
Average equity	36,524	35,409
Net interest margin (1)	3.72%	3.01%
Net income (loss) per share, basic	$0.05	$(0.18)
Net income (loss) per share, diluted	0.05	(0.18)

For The Nine Months Ended:
Average loans	$347,896	$362,480
Average earning assets	515,467	552,455
Average assets	560,371	598,341
Average non-interest bearing deposits	96,159	96,540
Average total deposits	409,264	451,356
Average interest-bearing liabilities	426,989	462,707
Average equity	34,877	36,294
Net interest margin (1)	3.76%	2.87%
Net income (loss) per share, basic	$0.11	$(0.37)
Net income (loss) per share, diluted	0.11	(0.37)

*	Unaudited financial results

(1)	On a fully-tax equivalent basis assuming a 34% federal tax rate.

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Credit Quality Information (1)

	September 30,	December 31,	September 30,
	2010*	2009	2009*
	(Dollars in thousands)
Credit Quality Information:
Nonperforming assets:
Impaired loans (performing loans with a specific allowance)	$—	$1,227	$541
Non-accrual loans	3,065	4,394	4,277
OREO	4,748	7,875	9,808

Total nonperforming assets & past due loans	$7,813	$13,496	$14,626

Specific reserves associated with impaired & non-accrual loans	$727	$1,495	$1,312

Largest components of the nonperforming assets listed above:
September 30, 2010 impaired loans (performing loans with a specific allowance)
     NONE
September 30, 2010 non-accrual loans (88% of the total)
$701 thousand which is secured by commercial assets and residential 2nd trust.
$535 thousand which is secured by a residential building lot.
$436 thousand which is secured by a single family residence.
$336 thousand which is secured by a residential building lot.
$266 thousand which is secured by a residential investment property.
$207 thousand which is secured by a commercial inductrial condo.
$204 thousand which is secured by a residential property.
September 30, 2010 OREO (97% of the total)
$1.7 million which is acreage near Winchester, Virginia. (OREO as of 9/30/07)
$990 thousand which is property in Charles Town, WV. (OREO as of 6/30/10)
$943 thousand which is acreage in Woodstock, VA. (OREO as of 3/31/08)
$540 thousand which consists of two parcels of land in Northern Virginia. (OREO as of 3/31/08)
$279 thousand which is one acre in Northern Virginina. (OREO as of 3/31/08)
$156 thousand which is an office warehouse in King George, VA. (OREO as of 3/31/10)

*	Unaudited financial results

(1)	The allowance for loan losses includes a specific allocation for all impaired loans. Nonperforming assets are defined as impaired loans, non-accrual loans, OREO and loans past due 90 days or more and still accruing interest.

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Credit Quality Information (1)

	September 30,	September 30,
For The Nine Months Ended:	2010*	2009*
	(Dollars in thousands)

Balance, beginning of period	$5,619	$5,751

Provision for loan losses	1,328	2,695

Loans charged off	(1,850)	(3,289)

Recoveries of loans charged off	127	138

Net charge-offs	(1,723)	(3,151)

Balance, end of period	$5,224	$5,295

	September 30,		June 30,		March 31,		December 31,		September 30,
	2010*		2010*		2010*		2009		2009*

Ratios:
Allowance for loan losses to total loans	1.55%		1.52%		1.65%		1.56%		1.49%

Allowance for loan losses to non-accrual loans	1.7	X	1.5	X	1.3	X	1.3	X	1.2	X

Allowance for loan losses to nonperforming assets	0.7	X	0.5	X	0.4	X	0.4	X	0.4	X

Nonperforming assets to total assets	1.29%		1.86%		2.23%		2.34%		2.30%

Net charge-offs to average loans	0.66%		0.77%		0.18%		0.87%		0.87%

*	Unaudited financial results

(1)	The allowance for loan losses includes a specific allocation for all impaired loans. Nonperforming assets are defined as impaired loans, non-accrual loans, OREO and loans past due 90 days or more and still accruing interest.

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Trading Asset & Liability Summary

	September 30, 2010		December 31, 2009		September 30, 2009
	Fair		Fair		Fair
Trading Securities	Value	Yield	Value	Yield	Value	Yield
			(Dollars in thousands)
U.S. government corporations & agencies	$—	—	$3,536	5.08%	$6,562	5.18%
PCMOs [1]	2,250	5.33%	3,924	5.36%	4,331	5.36%

Totals	$2,250	5.33%	$7,460	5.23%	$10,893	5.26%

[1]	As of September 30, 2010, trading securities consisted of three PCMO instruments. These PCMO’s were rated AAA by at least one ratings agency on the purchase date. The current securities have a variety of ratings below investment grade. All instruments are currently performing as expected.

	September 30, 2010	December 31, 2009	September 30, 2009
	Fair	Fair	Fair
Fair Value Assets and Liabilities	Value	Value	Value
	(Dollars in thousands)
Trading securities	$2,250	$7,460	$10,893

Interest-bearing deposits (brokered certificates of deposit)	$—	$9,125	$9,233
FHLB advances	26,765	25,761	25,908

Total fair value liabilities	$26,765	$34,886	$35,141

ALLIANCE BANKSHARES CORPORATION
Consolidated Statistical Information
Capital Information

	September 30,	December 31,	September 30,
	2010*	2009	2009*
	(Dollars in thousands, except per share)

Capital Information:
Book value per share	$7.25	$6.49	$7.11
Tier I risk-based capital ratio	11.0%	10.4%	10.0%
Total risk-based capital ratio	12.2%	11.6%	11.2%
Leverage capital ratio	7.0%	7.1%	6.7%
Total equity to total assets ratio	6.1%	5.8%	5.7%

*	Unaudited financial results

ALLIANCE BANKSHARES CORPORATION
Reconciliation of Non-GAAP Measures

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010*	2009*	2010*	2009*
		(Dollars in thousands, except per share)

Net income from continuing operations	$242	$(916)	$547	$(2,197)

Add: Income taxes (benefit)	20	(501)	11	(1,169)
Add: Provision for loan losses	378	1,421	1,328	2,695
Add: Other real estate owned (OREO) expense	55	519	449	1,134
Less: Net gains on sale of securites	(656)	(507)	(1,715)	(1,370)
Add: Trading activity and fair value adjustments	412	4	1,028	143

Core earnings	$451	$20	$1,648	$(764)

*	Unaudited financial results